EXHIBIT 10.1

EXECUTION VERSION

FIFTH AMENDMENT

THIS FIFTH AMENDMENT (this “Agreement”) is dated as of May 1, 2019 by and among JACK IN THE BOX INC., a Delaware corporation (the “Borrower”), certain Domestic Subsidiaries of the Borrower party hereto (such subsidiaries, collectively, the “Guarantors”, and each, a “Guarantor”), the banks and other financial institutions or entities party hereto (the “Consenting Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

The Borrower, the banks and other financial institutions party thereto (the “Existing Lenders”) and the Administrative Agent are parties to that certain Second Amended and Restated Credit Agreement dated as of March 19, 2014 (as amended by that certain First Amendment and Waiver dated as of November 21, 2014, that certain Waiver, Joinder and Second Amendment dated as of July 1, 2015, that certain Third Amendment dated as of September 16, 2016, that certain Fourth Amendment dated as of March 21, 2018 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Existing Lenders have extended certain credit facilities to the Borrower.  All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and this Statement of Purpose hereof) shall have the meanings assigned thereto in the Credit Agreement.

The Borrower has requested that the Consenting Lenders (including, without limitation, the Existing Lenders) agree to amend the Credit Agreement as more specifically set forth herein.  Subject to the terms and conditions set forth herein, the Administrative Agent and each of the Consenting Lenders has agreed to grant such request of the Borrower.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.  Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein and the effectiveness of this Agreement in accordance with its terms, the parties hereto agree that the Credit Agreement is amended by:

(a)  adding the following defined terms to Section 1.1 thereof in proper alphabetical order:

(i)  “Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.

(ii)  “Beneficial Ownership Regulation” means 31 CFR § 1010.230.

(b)  deleting the reference to “March 19, 2020” in clause (a) of the definition of “Term Loan Maturity Date” in Section 1.1 thereof and replacing it with “March 19, 2021”;

(c)  deleting the reference to “March 19, 2020” in clause (a) of Section 2.6 thereof and replacing it with “March 19, 2021”;

(d)  adding a new Section 1.10 as follows:

“SECTION 1.10       Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time.”

(e)  amending and restating the table in Section 4.3 thereof as follows:

Payment Date	Installment Payment Amount
September 30, 2015	$3,906,250
December 31, 2015	$3,906,250
March 31, 2016	$3,906,250
June 30, 2016	$5,859,375
September 30, 2016	$5,859,375
December 31, 2016	$13,688,965
March 31, 2017	$13,688,965
June 30, 2017	$13,688,965
September 30, 2017	$13,688,965
December 31, 2017	$13,688,965
March 31, 2018	$8,000,688.20
June 30, 2018	$10,667,584.08
September 30, 2018	$10,667,584.08
December 31, 2018	$10,667,584.08
March 31, 2019	$10,667,584.08
June 30, 2019	$10,667,584.08
September 30, 2019	$10,667,584.08
December 31, 2019	$10,667,584.08
March 31, 2020	$10,667,584.08
June 30, 2020	$10,667,584.08
September 30, 2020	$10,667,584.08
December 31, 2020	$10,667,584.08
Term Loan Maturity Date	Remainder of Term Loan Facility

(f)  amending Section 8.4 by (i) deleting the word “and” at the end of clause (c) thereof; (ii) replacing the period at the end of clause (d) thereof with “; and” and (iii) adding the following as a new clause (e): “(e)   Promptly notify the Administrative Agent and each Lender at any time that the Borrower ceases to be excluded from the definition of “legal entity customer” under the Beneficial Ownership Regulation and promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any information or documentation reasonably requested by it for purposes of complying with the Beneficial Ownership Regulation.”

(g)  amending Section 9.9(a) by adding the phrase “(including by division)” immediately after the words “the creation or acquisition of any Domestic Subsidiary” in clause (iii) thereof.

(h)   amending Section 9.10 by deleting the phrase “the Third Amendment and the Fourth Amendment” in clause (a) thereof and replacing it with “this Agreement”.

(i)  amending Section 11.4 by adding the phrase “(including by division)” immediately after the words “or enter into any similar combination with” in the lead in to such section.

(j)   amending Section 11.5 by adding the phrase “, any division or similar transaction” immediately after the words “the sale of any receivables and leasehold interests” and immediately prior to the words “and any sale-leaseback or any similar transaction” in the lead in to such section.

2.  Effectiveness.  Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective:

(a)  the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent, each of the Lenders and each of the Credit Parties;

(b)  the Administrative Agent shall have received favorable opinions of counsel to each Credit Party addressed to the Administrative Agent and the Lenders with respect to the Credit Parties, this Agreement, the Loan Documents and such other matters as the Administrative Agent shall reasonably request (which such opinions shall permit reliance by the permitted assigns of the Administrative Agent and each Lender);

(c)  the Administrative Agent shall have received a certificate of a Responsible Officer of each Credit Party certifying as to the incumbency and genuineness of the signature of each officer of such Credit Party executing this Agreement and each of the other Loan Documents to which it is a party and certifying that (A) either (i)  the articles or certificate of incorporation or formation, certificate of partnership or other organizational document, as applicable, of such Credit Party (each of the foregoing, a “Charter Document”) and the bylaws, operating agreement, partnership agreement or other governing document, as applicable, of such Credit Party (each of the foregoing, an “Operating Document”), in each case have not been amended, restated, supplemented or otherwise modified since March 21, 2018 or (ii) that attached thereto are true, correct and complete copies of any amendments, restatements, supplements or modifications of such Charter Documents and Operating Documents entered into since March 21, 2018 (and in the case of any amendments, restatements, supplements or modifications of such Charter Documents, certified by the secretary of state or other applicable Governmental Authority of the jurisdiction of incorporation or organization of such Credit Party), and (B) attached thereto are true, correct and complete copies of (i) resolutions duly adopted by the board of directors or other applicable governing authority of such Credit Party authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other applicable Loan Documents to which it is a party, and (ii) each certificate of a recent date of (1) the good standing of each Credit Party under the laws of its jurisdiction of organization and (2) to the extent available from the applicable jurisdiction, a certificate of the relevant taxing authorities of the jurisdiction of organization of each Credit Party certifying that such Credit Party has filed required tax returns and owes no delinquent taxes;

(d)  the Credit Parties shall have received all governmental, shareholder and third party consents and approvals required (or any other material consents as determined in the reasonable discretion of the Administrative Agent) in connection with the transactions contemplated by this Agreement and the other Loan Documents and the other transactions contemplated hereby and thereby and all applicable waiting periods shall have expired without any action being taken by any Person that could reasonably be expected to restrain, prevent or impose any material adverse conditions on any of the Credit Parties or such other transactions or that could seek or threaten any of the foregoing;

(e)  no action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority (including the SEC and any state securities regulatory authorities) to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby, or which, in the Administrative Agent’s sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents;

(f)  since September 30, 2018 no Material Adverse Effect, or circumstance or condition that could reasonably be expected to result in a Material Adverse Effect, has occurred;

(g)  each Credit Party shall have provided to the Administrative Agent and the Lenders the documentation and other information requested by the Administrative Agent in order to comply with the requirements of the Patriot Act, applicable “know your customer” and anti-money laundering rules and regulations in each case at least three (3) Business Days prior to the date hereof;

(h)  the Administrative Agent shall have received projections prepared by management of the Borrower and calculated on a pro forma basis after giving effect to this Agreement and in form and substance reasonably satisfactory to the Administrative Agent; and

(i)  receipt by (i) the Administrative Agent and Wells Fargo Securities, LLC of any fees and reasonable and documented expenses required to be paid on or before the effectiveness of this Agreement and (ii) Wells Fargo Securities, LLC, for the account of each Consenting Lender that executes and delivers its signature page to this Agreement to Wells Fargo Securities, LLC (or its counsel or designee) on or prior to 5:00 p.m. (Eastern time) on April 10, 2019 (the “Consent Date”), of a consent fee equal to 0.05% of the principal amount of the Revolving Credit Commitment and outstanding Term Loans of such Consenting Lender, as of the effectiveness of this Agreement.

Without limiting the generality of the provisions of the last paragraph of Section 13.3 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed effective date hereof specifying its objection thereto.

3.  Limited Effect.  Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect.  This Agreement shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower, any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents.  References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

4.  Representations and Warranties.  The Borrower and each Guarantor represents and warrants that (a) it has the corporate (or other applicable organizational) power and authority to make, deliver and perform this Agreement and to perform its obligations under the Credit Agreement as modified hereby, (b) it has taken all necessary corporate or other action to authorize the execution and delivery of this Agreement and the performance of this Agreement and the Credit Agreement as modified hereby, (c) this Agreement has been duly executed and delivered on behalf of such Person, (d) this Agreement and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of such Person, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) each of the representations and warranties made by the Borrower and the Guarantors in or pursuant to this Agreement and the other Loan Documents to which it is a party is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the date hereof as if made on and as of the date hereof, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date, (f) no Default or Event of Default has occurred and is continuing as of the date hereof or after giving effect this Agreement and the other transactions contemplated hereby, (g) the Borrower is not a “legal entity customer” within the definition under 31 CFR § 1010.230 and (h) since September 30, 2018 no Material Adverse Effect, or circumstance or condition that could reasonably be expected to result in a Material Adverse Effect, has occurred.

5.  Acknowledgement and Reaffirmation.  By their execution hereof, the Borrower and each Guarantor hereby expressly (a) consent to this Agreement and (b) acknowledge that the covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes and the other Loan Documents to which the Borrower or such Guarantor is a party remain in full force and effect.  The parties agree that this Agreement shall not constitute a novation of any of the Credit Agreement, the Notes or the other Loan Documents.  Without limiting the foregoing, the Borrower and each Guarantor hereby ratifies and reaffirms its grant of Liens on or security interests in any of its properties pursuant to one or more of the Loan Documents as security for the Obligations, and confirms and agrees that, subsequent to, and after giving effect to this Agreement, such Liens and security interests shall continue to secure all of the Obligations.

6.  Costs, Expenses and Taxes.  The Borrower agrees to pay in accordance with Section 14.2 of the Credit Agreement all invoiced and reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration of this Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

7.  Execution in Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by facsimile transmission or other electronic transmission (e.g., by “.pdf” or “.tif” format) shall be effective as delivery of a manually executed counterpart hereof.

8.  Governing Law.  This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of New York), without reference to the conflicts or choice of law principles thereof.

9.  Loan Document.  Entire Agreement.  This Agreement is a Loan Document. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

10.  Successors and Assigns.  This Agreement shall be binding on and inure to the benefit of the parties hereto and their heirs, beneficiaries, successors and permitted assigns.

11.  FATCA.  For purposes of determining withholding Taxes imposed under FATCA, from and after the effective date of this Agreement, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement and the Credit Agreement as modified hereby as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

[Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their respective duly authorized officers, all as of the day and year first written above.

BORROWER:

JACK IN THE BOX INC., as the Borrower

By: /s/ Paul D. Melancon
Name: Paul D. Melancon
Title: Senior Vice President Finance, Controller & Treasurer

GUARANTORS:

JBX GENERAL PARTNER LLC, as a Guarantor

By: Jack in the Box Inc.,
as sole member

By: /s/ Paul D. Melancon
Name: Paul D. Melancon
Title: Senior Vice President Finance, Controller & Treasurer

JBX LIMITED PARTNER LLC, as a Guarantor

By: Jack in the Box Inc.,
as sole member

By: /s/ Paul D. Melancon
Name: Paul D. Melancon
Title: Senior Vice President Finance, Controller & Treasurer

JACK IN THE BOX EASTERN DIVISION L.P., as a Guarantor

By: JBX General Partner LLC,
as general partner

By: Jack in the Box Inc.
as sole member

By: /s/ Paul D. Melancon
Name: Paul D. Melancon
Title: Senior Vice President Finance, Controller & Treasurer

Jack in the Box Inc.
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AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and a Consenting Lender

By: /s/ Darcy McLaren
Name: Darcy McLaren
Title: Director

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BANK OF AMERICA, N.A., as a Consenting Lender

By: /s/ Aron Frey
Name: Aron Frey
Title: Director

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COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH (F/K/A COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK NEDERLAND” NEW YORK BRANCH), as a Consenting Lender

By: /s/ Mark S. Abrams
Name: Mark S. Abrams
Title: Managing Director

By: /s/ Bart Sabel
Name: Bart Sabel
Title: Vice President

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FIFTH THIRD BANK, as a Consenting Lender

By: /s/ Jeff P. Poe
Name: Jeff P. Poe
Title: Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender

By: /s/ Jeff Benedix
Name: Jeff Benedix
Title: Vice President

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REGIONS BANK, as a Consenting Lender

By: /s/ Jake Nash
Name: Jake Nash
Title: Managing Director

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MUFG UNION BANK, N.A., as a Consenting Lender

By: /s/ Susan Swerdloff
Name: Susan Swerdloff
Title: Managing Director

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CITIZENS BANK, N.A., as a Consenting Lender

By: /s/ Terri Ringstrom
Name: Terri Ringstrom
Title: Vice President

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BANK OF THE WEST, as a Consenting Lender

By: /s/ Douglas Lambell
Name: Douglas Lambell
Title: Director

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COMPASS BANK, as a Consenting Lender

By: /s/ Jeffrey S. Piccinelli
Name: Jeffrey S. Piccinelli
Title: Senior Vice President

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MORGAN STANLEY BANK, N.A., as a Consenting Lender

By: /s/ Michael King
Name: Michael King
Title: Authorized Signatory

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FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as a Consenting Lender

By: /s/ Javier Nunez
Name: Javier Nunez
Title: Authorized Signatory

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JPMORGAN CHASE BANK, N.A., as a Consenting Lender

By: /s/ Lynn Braun
Name: Lynn Braun
Title: Executive Director

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CADENCE BANK, N.A., as a Consenting Lender

By: /s/ Josh Taylor
Name: Josh Taylor
Title: Senior Vice President

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CRÉDIT INDUSTRIEL ET COMMERCIAL, as a Consenting Lender

By: /s/ Clifford Abramsky
Name: Clifford Abramsky
Title: Managing Director

By: /s/ Brian Moriarty
Name: Brian Moriarty
Title: Vice President

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CITY NATIONAL BANK, as a Consenting Lender

By: /s/ Jeanine Smith
Name: Jeanine Smith
Title: Senior Vice President

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CAPITAL ONE, N.A., as a Consenting Lender

By: /s/ Maurizio Maris
Name: Maurizio Maris
Title: Senior Manager

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MANUFACTURERS BANK, as a Consenting Lender

By: /s/ De Dao
Name: De Dao
Title: Vice President

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WEBSTER BANK, NATIONAL ASSOCIATION, as a Consenting Lender

By: /s/ Robert E. Meditz
Name: Robert E. Meditz
Title: Vice President

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RAYMOND JAMES BANK, N.A., as a Consenting Lender

By: /s/ Douglas S. Marron
Name: Douglas S. Marron
Title: Senior Vice President

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